Exhibit 10.82

Execution Version

AMENDMENT NO. 4 TO GUARANTEE AGREEMENT

AMENDMENT NO. 4 TO GUARANTEE AGREEMENT, dated as of February 6, 2025

(this “Amendment”), between CLAROS MORTGAGE TRUST, INC., a Maryland corporation (“Guarantor”), and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a national banking association (“Buyer”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement or Guarantee Agreement, as applicable (each as defined below).

RECITALS

WHEREAS, CMTG JP FINANCE LLC, a Delaware limited liability company, and Buyer are parties to that certain Amended and Restated Uncommitted Master Repurchase Agreement, dated as of May 27, 2021 (as amended by Amendment No. 1 to Amended and Restated Master Repurchase Agreement and Amendment No. 1 to Amended and Restated Fee and Pricing Letter, dated as of June 29, 2021, the Term SOFR Conforming Changes Amendment, dated December 31, 2021, Amendment No. 2 to Amended and Restated Master Repurchase Agreement, dated as of January 14, 2022, Amendment No. 3 to Amended and Restated Master Repurchase Agreement and Amendment No. 1 to Guarantee Agreement, dated as of March 10, 2023 (the “First Guarantee Amendment”), Amendment No. 4 to Amended and Restated Master Repurchase Agreement and Amendment No. 2 to Guarantee Agreement, dated as of July 28, 2023 (the “Second Guarantee Amendment”), Amendment No. 5 to Amended and Restated Master Repurchase Agreement and Amendment No. 3 to Guarantee Agreement, dated as of June 20, 2024 (the “Third Guarantee Amendment”), as amended hereby and as may be further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Repurchase Agreement”); and

WHEREAS, in connection therewith Guarantor executed and delivered in favor of Buyer that certain Guarantee Agreement, dated as of June 29, 2018 (as amended by the First Guarantee Amendment, the Second Guarantee Amendment, the Third Guarantee Amendment, as amended hereby and as may be further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Guarantee Agreement”); and

WHEREAS, Guarantor and Buyer have agreed, subject to the terms and conditions hereof, that the Guarantee Agreement shall be amended as set forth in this Amendment.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor and Buyer each agree as follows:

SECTION 1. Amendment to Guarantee Agreement.

(a) Section 9(a)(iv) of the Guarantee Agreement is hereby amended and restated in its entirety to read as follows:

“(iv) (x) with respect to the fiscal quarters ending March 31, 2025 and June 30, 2025, permit at any time the Liquidity of Guarantor to be less than the greater of

(A) $20,000,000 and (B) three percent (3%) of Guarantor’s Recourse Indebtedness and (y) with respect to each fiscal quarter after the fiscal quarter ending June 30, 2025, permit the Liquidity of Guarantor to be less than the greater of (A)

$20,000,000 and (B) five percent (5%) of Guarantor’s Recourse Indebtedness.”

SECTION 2. Effectiveness. This Amendment shall be effective as of January 1, 2025 (the “Effective Date”), provided that a counterpart of this Amendment is duly executed and delivered by a duly authorized officer of Guarantor and Buyer.

SECTION 3. Representations and Warranties. On and as of the date hereof, and on and as of the Effective Date, Guarantor hereby represents and warrants to Buyer that:

(a)
it is in compliance with all of the terms and provisions set forth in the Guarantee Agreement on its part to be observed or performed;
(b)
it has taken all necessary action to authorize the execution, delivery and performance of this Amendment; and
(c)
this Amendment has been duly executed and delivered by or on behalf of Guarantor and constitutes the legal, valid and binding obligation of Guarantor enforceable against Guarantor in accordance with its terms subject to applicable bankruptcy, insolvency, and other limitations on creditors’ rights generally and to equitable principles.

SECTION 4. Acknowledgments. Guarantor hereby acknowledges and agrees that: (a) Guarantor continues to be bound by the Guarantee Agreement to the extent of the Obligations (as defined therein), notwithstanding the impact of the changes set forth herein, (b) the financial covenants set forth in Section 9 of the Guarantee Agreement shall at all times remain subject to Section 9(c) of the Guarantee Agreement, notwithstanding the amendments to the Guarantee Agreement set forth in Section 1 hereof, and (c) that, as of the date hereof, and as of the Effective Date, Buyer is in compliance with its undertakings and obligations under the Repurchase Agreement, the Guarantee Agreement and each of the other Transaction Documents.

SECTION 5. Limited Effect. Except as expressly amended and modified by this Amendment, the Repurchase Agreement, the Guarantee Agreement and each of the other Transaction Documents shall continue to be, and shall remain, in full force and effect in accordance with their respective terms; provided, however, that upon the Effective Date all references to the “Transaction Documents” in the Repurchase Agreement and the Guarantee Agreement shall be deemed to include, in any event, this Amendment. Each reference to the “Guarantee Agreement” in any of the Transaction Documents shall be deemed to be a reference to the Guarantee Agreement as amended hereby.

SECTION 6. Counterparts. This Amendment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument, and the words “executed,” “signed,” “signature,” and words of like import as used above and elsewhere in this Amendment or in any other certificate, agreement or document related to this transaction shall include, in addition to manually executed signatures, images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, any electronic sound, symbol, or process, attached to or logically associated with a contract or other record and executed or adopted by a person with the intent to sign the record). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

SECTION 7. No Novation, Effect of Agreement. Guarantor and Buyer have entered into this Amendment solely to amend the terms of the Guarantee Agreement and do not intend this Amendment or the transactions contemplated hereby to be, and this Amendment and the transactions contemplated hereby shall not be construed to be, a novation of any of the obligations owing by Guarantor or Seller (each, a “Repurchase Party”, and together, the “Repurchase Parties”) under or in connection with the Repurchase Agreement or any other document executed in connection therewith to which any Repurchase Party is a party (the “Transaction Documents”). It is the intention of each party hereto that (i) the perfection and priority of all security interests securing the payment of the obligations of the Repurchase Parties under the Repurchase Agreement and the other Transaction Documents are preserved, (ii) the liens and security interests granted under the Repurchase Agreement continue in full force and effect, and (iii) any reference to the Guarantee Agreement in any Transaction Document shall be deemed to also reference this Amendment.

SECTION 8. Consent to Jurisdiction; Waiver of Jury Trial.

(a)
Each party irrevocably and unconditionally (i) submits to the non-exclusive jurisdiction of any United States Federal or New York State court sitting in Manhattan, and any appellate court from any such court, solely for the purpose of any suit, action or proceeding brought to enforce its obligations under this Amendment or relating in any way to this Amendment or any Transaction under the Repurchase Agreement and (ii) waives, to the fullest extent it may effectively do so, any defense of an inconvenient forum to the maintenance of such action or proceeding and irrevocably consent to the service of any summons and complaint and any other process by the mailing of copies of such process to them at their respective address specified in the Repurchase Agreement or the Guarantee Agreement, as the case may be. The parties hereby agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Section 8 shall affect the right of Buyer to serve legal process in any other manner permitted by law or affect the right of Buyer to bring any action or proceeding against Guarantor or its property in the courts of other jurisdictions.
(b)
EACH PARTY TO THIS AMENDMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT, ANY

OTHER TRANSACTION DOCUMENT OR ANY INSTRUMENT OR DOCUMENT DELIVERED HEREUNDER OR THEREUNDER.

SECTION 9. GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AMENDMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AMENDMENT.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

BUYER:

JPMORGAN CHASE BANK, NATIONAL

ASSOCIATION, a national banking association

By: /s/Thomas N. Cassino

Name: Thomas N. Cassino Title: Managing Director

GUARANTOR:

CLAROS MORTGAGE TRUST, INC., a

Maryland corporation

By: /s/J. Michael McGillis

Name: J. Michael McGillis

Title: Authorized Signatory